Exhibit 99.1

Greenfire Resources Inc. and M3-Brigade Acquisition III Corp. Announce US$950 million Business Combination

CALGARY, AB, and New York City, NY, December 15, 2022 / -- Greenfire Resources Inc. (“Greenfire”), a Calgary-based energy company focused on the sustainable production and development of thermal energy resources from the Athabasca region of Alberta, Canada, and M3-Brigade Acquisition III Corp. (NYSE: MBSC), a New York Stock Exchange listed special purpose acquisition company (“MBSC”), announced today that they have entered into a definitive agreement for a business combination (the “Business Combination”) that values Greenfire at US$950 million. The closing of the Business Combination is expected to occur in Q2 2023 and upon closing Greenfire Resources Ltd. (“GRL” or the “Combined Company”) will become the parent of both Greenfire and MSBC. GRL is a newly created corporation incorporated under the laws of the province of Alberta to participate in the Business Combination. Following completion of the Business Combination, GRL is expected to continue to be managed by Greenfire’s current executive team. The Combined Company will remain focused on optimizing Greenfire’s existing production and facilities, with the objective of further enhancing its cash operating netbacks and free cash flow per barrel, with the intention to return capital to its stakeholders over time.

Greenfire’s Assets and Strategy

Greenfire currently has two producing oil sands assets, Hangingstone Expansion and Hangingstone Demo, with current net consolidated production of approximately 22,000 barrels per day (bbls/d) of bitumen. Greenfire owns a 75% working interest in Hangingstone Expansion, which is a Steam Assisted Gravity Drainage (“SAGD”) bitumen production facility with current gross production of approximately 24,000 bbls/d, located 50 kilometers to the southwest of Fort McMurray, Alberta, Canada. Greenfire also owns a 100% working interest in Hangingstone Demo, which is a SAGD bitumen production facility with current production of approximately 4,000 bbls/d, located five kilometers to the northwest of Hangingstone Expansion. The Hangingstone Expansion and Hangingstone Demo facilities both produce from the same tier one SAGD reservoir in the McMurray Formation.

Greenfire plans to sustainably increase production at Hangingstone Expansion and Hangingstone Demo by optimizing each site’s existing surface infrastructure and operating conditions, while employing a safe, efficient, and capital-disciplined operating approach. Greenfire’s current capital plans include projects designed to debottleneck the Hangingstone Expansion facility to a gross capacity of 35,000 bbls/d and the Hangingstone Demo facility to a capacity of 7,500 bbls/d. Greenfire expects that these surface facility debottlenecking plans, combined with the implementation of industry proven well optimization techniques to maximize production per well from its tier one reservoir, could lead to a material increase in production and profitability, as well as a step change reduction in the carbon intensity per produced barrel of bitumen across both facilities.

Concurrent with Greenfire’s near-term production growth plans via surface facility debottlenecking, the Combined Company expects to continue to prioritize the deleveraging of its balance sheet. The Combined Company intends to return capital to its stakeholders over time, subject to the prevailing commodity price environment. GRL also intends to continue to evaluate additional opportunities for further production growth, including external acquisitions where GRL believes it can generate operational value in a transaction that is accretive to its shareholders.

“Greenfire has successfully assembled some of the highest quality oil sands assets in the industry and solidified our position as a leading intermediate oil sands developer. Supporting the safe, responsible, and efficient development of our world-class assets is an incredible team of dedicated and talented people” said Robert Logan, President and Chief Executive Officer of Greenfire. “The investment by MBSC is a strong vote of confidence in our plan to deliver profitable growth as we focus on maximizing shareholder and stakeholder value.”

“We are excited to partner with the Greenfire team to support their growth and success,” said Mohsin Y. Meghji, the Executive Chairman of MBSC. “The Greenfire team has meaningful experience managing Canadian oil sands assets and we are excited to be able to provide MBSC investors with the opportunity to invest in Greenfire at this valuation.”

Matthew Perkal, Chief Executive Officer of MBSC added: “Greenfire’s producing fields have strong growth prospects as the Company is debottlenecking its operations and increasing production by a meaningful amount.  The need for continued oil production in the United States and Canada is clear and we expect that Greenfire’s proven reserves and track record for success will create long-term growth opportunities for the Company.”

Business Combination Details

The Business Combination, which was unanimously recommended and approved by the boards of directors of both Greenfire and MBSC, values Greenfire at a US$950 million total enterprise value. This includes Greenfire’s debt, net of cash, of US$170 million. The post-money equity value of the Combined Company is expected to be US$780 million, assuming approximately 67% redemptions of MBSC common stock, and US$730 million, assuming 100% redemptions of MBSC common stock. “Total enterprise value” and “post-money equity value” are described in the tables below.

The definitive agreement entered into with respect to the Business Combination contemplates that both a plan of arrangement (the “Arrangement”) under the Business Corporations Act (Alberta) and a merger under the laws of the State of Delaware will be required to complete the Business Combination transactions. The Business Combination will be subject to the approval of both Greenfire’s and MBSC’s securityholders and the satisfaction or waiver of other customary conditions. In addition to other closing conditions, the Arrangement will require the approval of the Alberta Court of King’s Bench.

Financing commitments comprised of approximately US$50 million of common equity and US$50 million of convertible notes (the “Transaction Financing”) are being provided as part of the Business Combination. The Transaction Financing will only be drawn if redemptions exceed US$203 million, and then only to extent it is required to generate net minimum cash of US$100 million. The US$100 million of cash raised will be used to fund US$75 million of Greenfire shareholder distributions pursuant to the Business Combination with the balance of US$25 million being used for transaction expenses.

The common shares to be issued pursuant to the Transaction Financing will be issued at a price of US$10.10 per share. The convertible notes to be issued pursuant to the Transaction Financing will bear interest at a rate of 9.0% per annum to be paid quarterly and will have a maturity date of five years from the issue date. The convertible notes will be convertible into common shares of GRL at a price of US$13.00 per share (subject to adjustment in certain circumstances). The convertible notes will be redeemable at the option of the Company at any time upon payment of the principal and accrued and unpaid interest owing on the convertible notes; provided that if the Combined Company exercises its option to redeem the convertible notes at any time prior to the date that is 18 months from the maturity date there will be a premium payable by the Company in addition to the principal and accrued and unpaid interest on the convertible notes to be redeemed. The premium payable on redemption will depend on the date of redemption. The trustee under the trust indenture for Greenfire’s existing 12.0% senior secured notes due August 2025 (the “Senior Secured Notes”), with the support of a simple majority of existing Senior Secured Note holders, has agreed to amendments to the existing indenture pursuant to a supplemental indenture. These amendments provide for the Business Combination and Transaction Financing to proceed and substantially maintains the existing terms for Senior Secured Notes due August 2025 for the Combined Company. There is presently approximately US$218 million of principal outstanding under the Senior Secured Notes.

The current shareholders of Greenfire will become the majority owners of the Combined Company. Existing shareholders of Greenfire will own approximately 81% of the common shares of the Combined Company that are expected to be outstanding on closing of the Business Combination, assuming a share price of US$10.10 for the Combined Company, if approximately 33% or 9.9 million shares of MBSC common stock are not redeemed in connection with the consummation of the Business Combination. The percentage ownership of Greenfire’s existing shareholders of the common shares of the Combined Company expected to be outstanding on closing of the Business Combination, assuming a share price of US$10.10 for the Combined Company, will be approximately 87% if 100% of MBSC’s shareholders redeem their common stock holdings of MBSC in connection with the consummation of the Business Combination.

No portion of the Transaction Financing is anticipated to be used to fund Greenfire’s operations. Greenfire anticipates that future operating costs and capital expenditures of the Combined Company will be internally funded from its cash flow from operations.

The tables below provide an overview of the sources and uses of the proceeds from the Business Combination and the pro forma capitalization of GRL assuming 100% redemptions by MBSC shareholders:

GRL – Business Combination Sources and Uses; Pro Forma Capitalization Assuming 100% Redemptions by MBSC Shareholders

The tables below provide an overview of the sources and uses of the Business Combination and the pro forma capitalization of GRL assuming approximately 67% redemptions (approximately 33% of shares not redeemed) by MBSC shareholders:

GRL – Business Combination Sources and Uses; Pro Forma Capitalization Assuming 67% Redemptions by MBSC shareholders

MBSC’s sponsor, M3-Brigade Sponsor III LP, will be permitted to designate one director to the board of directors of GRL, subject to certain minimum ownership thresholds, following completion of the Business Combination.

MBSC’s sponsor and significant shareholders of Greenfire and members of Greenfire management have agreed to a six-month lock-up on GRL common shares and warrants, subject to certain share price milestones.

The Business Combination was unanimously recommended and approved by the boards of directors of both Greenfire and MBSC. Shareholders holding approximately 84% of the aggregate voting power of Greenfire have executed support agreements whereby they agreed to vote in favor of the Business Combination.

About Greenfire Resources

Greenfire is currently an intermediate sized and low-cost oil sands producer focused on responsible energy development in Canada, with its registered office located in Calgary, Alberta. Greenfire remains an operationally focused company with an emphasis on an entrepreneurial environment and employee ownership. Greenfire continues to see a range of attractive investment opportunities in the oil and gas sector in Canada.

About M3-Brigade Acquisition III Corp.

M3-Brigade Acquisition III Corp. is a special purpose acquisition company listed on the New York Stock Exchange under the trading symbol “MBSC” organized by the founders and senior executives of M3 Partners, LP and Brigade Capital Management, LP for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses.

Advisors

Carter Ledyard & Milburn LLP, Burnet, Duckworth & Palmer LLP and Felesky Flynn LLP are acting as counsel to Greenfire. Wachtell, Lipton, Rosen & Katz and Osler, Hoskin & Harcourt LLP are acting as counsel to MBSC. BDO LLP serves as MBSC’s auditor.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the United States federal securities laws and applicable Canadian securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. In addition to other forward-looking statements herein, there are forward-looking statements in this press release relating to the following matters: the expected terms and conditions of closing the Business Combination; the expected timing for closing the Business Combination; the expectation that the Combined Company will continue to be managed by Greenfire’s current executive team; the intent that GRL will remain focused on optimizing Greenfire’s existing production and facilities, with the objective of further enhancing its cash operating netbacks and free cash flow per barrel; the intention to return capital to GRL stakeholders over time; Greenfire’s plans to sustainably increase production at Hangingstone Expansion and Hangingstone Demo by optimizing each site’s existing surface infrastructure and operating conditions; the intent of GRL to continue to employ a safe, efficient, and capital-disciplined operating approach; the expectation that Greenfire’s current capital plans will debottleneck the Hangingstone Expansion facility to a gross capacity of 35,000 bbls/d and the Hangingstone Demo facility to a capacity of 7,500 bbls/d; Greenfire’s expectation that surface facility debottlenecking plans, combined with the implementation of industry proven well optimization techniques could lead to a material increase in production and profitability, as well as a step change reduction in the carbon intensity per produced barrel of bitumen across both facilities; the intent to continue to prioritize the deleveraging of the Combined Company’s balance sheet; the intent to return capital to GRL’s stakeholders over time; GRL’s intent to continue to evaluate additional opportunities for further production growth, including external acquisitions where Greenfire believes it can generate operational value in a transaction that is accretive to its shareholders; the expected pro rata ownership of the Combined Company; the expected sources and uses of funds related to the Business Combination; and the anticipation that future operating costs and capital expenditures will be internally funded from GRL’s cash flow from operations.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the timing to complete the proposed Business Combination by MBSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MBSC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against GRL, MBSC, Greenfire or any investigation or inquiry following announcement of the proposed Business Combination, including in connection with the proposed Business Combination; (iv) the inability to complete the proposed Business Combination due to the failure to obtain approval of MBSC’s stockholders or Greenfire’s securityholders or the inability to receive court approval of the proposed plan of arrangement in connection with the proposed Business Combination; (v) Greenfire’s and GRL’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed Business Combination; (vi) the ability of the parties to obtain the listing of GRL’s common shares and warrants on the New York Stock Exchange upon the closing of the proposed Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Greenfire; (viii) the ability to recognize the anticipated benefits of the proposed Business Combination; (ix) unexpected costs related to the proposed Business Combination; (x) the amount of redemptions by MBSC’s public stockholders being greater than expected; (xi) the management and board composition of GRL following completion of the proposed Business Combination; (xii) limited liquidity and trading of GRL’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Greenfire or MBSC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that the COVID-19 pandemic or another major disease disrupts Greenfire’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Greenfire’s resources; (xix) the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur; (xx) risks associated with the oil and gas industry in general (e.g., operational risks in development, exploration and production; disruptions to the Canadian and global economy resulting from major public health events, the Russian-Ukrainian war and the impact on the global economy and commodity prices; the impacts of inflation and supply chain issues and steps taken by central banks to curb inflation; pandemic, war, terrorist events, political upheavals and other similar events; events impacting the supply and demand for oil and gas including the COVID-19 pandemic and actions taken by the OPEC + group; delays or changes in plans with respect to exploration or development projects or capital expenditures); (xxi) the uncertainty of reserve estimates; (xxii) the uncertainty of estimates and projections relating to production, costs and expenses; (xxiii) health, safety and environmental risks; (xxiv) commodity price and exchange rate fluctuations; (xxv) changes in legislation affecting the oil and gas industry; and (xxvi) uncertainties resulting from potential delays or changes in plans with respect to exploration or development projects or capital expenditures. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MBSC’s registration on Form S-1 (Registration Nos. 333-256017 and 333-260423), MBSC’s quarterly report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 14, 2022, MBSC’s quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 12, 2022, MBSC’s quarterly report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 16, 2022, MBSC’s annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 15, 2022, the definitive proxy statement/prospectus of GRL, when available, including those under “Risk Factors” therein and other documents filed by MBSC or GRL from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GRL, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GRL, MBSC nor Greenfire gives any assurance that either GRL, MBSC nor Greenfire will achieve its expectations

Financial Information

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X promulgated under the United States Securities Act of 1933. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed with the SEC by GRL. While Greenfire’s financial statements are prepared in accordance with International Financial Reporting Standards (“IFRS”), the financial information and data contained in this press release have not been prepared in accordance with IFRS. MBSC, GRL and Greenfire believe these measures that are not defined under IFRS provide useful information to management and investors regarding certain financial and business trends relating to Greenfire’s financial condition and results of operations. MBSC, GRL and Greenfire believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating projected operating results and trends relating to Greenfire’s financial condition and results of operations. These non-IFRS measures may not be indicative of Greenfire’s historical operating results, nor are such measures meant to be predictive of future results. These measures may not be comparable to measures under the same or similar names used by other similar companies. Management does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. This press release also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Greenfire is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS financial measures is included. See “Use of Projections” paragraph below.

Use of Projections

This press release contains projected financial information with respect to Greenfire and GRL. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the forecasted financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Oil and Gas Terms

This press release uses the term tier one SAGD reservoir to describe the bitumen reservoirs that Greenfire has an interest in. The term tier one SAGD reservoir refers to SAGD reservoirs that have no top gas, bottom water or lean zones, commonly referred to as “thief zones”. Thief zones provide an unwanted outlet for steam and reservoir pressure. Thief zones require costly downhole pumps and recurring pump replacements to achieve targeted production rates, leading to higher capital and operating expenditures. Tier one wells flow to surface with natural lift; not requiring downhole pumps or gas lift.

Additional Information and Where to Find It

A full description of the terms of the Business Combination will be provided in a registration statement on Form F-4 to be filed with the Securities and Exchange Commission (“SEC”) by GRL that will include a prospectus with respect to GRL’s securities, to be issued in connection with the Business Combination and a proxy statement with respect to the special meeting of MBSC stockholders to vote on the Business Combination and related proposals. GRL and MBSC urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the GRL, MBSC, Greenfire and the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of MBSC as of a record date to be established for voting on the Business Combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form F-4 including the proxy statement/prospectus, and other documents filed with the SEC without charge by directing a request to: Greenfire Resources Inc., 1900 – 205 5th Avenue SW, Calgary, AB T2P 2V7, and M3-Brigade Acquisition III Corp., 1700 Broadway, 19th Floor, New York, NY 10019. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

GRL, MBSC and Greenfire, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of MBSC’s stockholders in respect of the Business Combination. Information about the directors and executive officers of MBSC is set forth in MBSC’s filings with the SEC. Information about the directors and executive officers of GRL and Greenfire and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the Business Combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to MBSC’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to GRL, MBSC or Greenfire, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Contact Information

M3-Brigade Acquisition III Corp.

c/o M3 Partners, LP

1700 Broadway

19th Floor

New York, NY 10019

T: 212-202-2200

www.m3-brigade.com

Investor Relations

Kristin Celauro (212) 202-2223

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